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EXHIBIT 23.6


                       CONRAD C. LYSIAK
                 Attorney and Counselor at Law
                     601 West First Avenue
                           Suite 503
                  Spokane, Washington   99201
                         (509) 624-1475
                      FAX: (509) 747-1770

                           CONSENT

     I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2/A-2 Registration Statement to be filed with the Securities and Exchange Commission as attorney for the Issuer, Exhaust Technologies, Inc.

     DATED this 16th day of November, 2000.

                              Yours truly,

                              /s/ Conrad C. Lysiak
                              CONRAD C. LYSIAK